SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 13, 2013 (Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)

1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(Address of principal executive offices)

(301) 429-3200
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.                      Results of Operations and Financial Condition.

Radio One, Inc.  (the “Company”)  issued a press release setting forth the results for its quarter ended June 30, 2013 (the “Press Release”).  A copy of the press release is attached as Exhibit 99.1.

ITEM 8.01.                      Other Events.

As noted in the Press Release, in connection with preparing the quarterly report on Form 10-Q for the quarter ended June 30, 2013, management of the Company discovered misclassifications in its condensed consolidating financial statements in the notes to its previously filed financial statements in its quarterly report on Form 10-Q for the quarter ended March 31, 2013 (the “First Quarter 10-Q”) and in its annual report on Form 10-K for the fiscal year ended December 31, 2012 (the “2012 10-K”). The misclassifications primarily relate to: (i) including TV One, LLC (“TV One”) in the “Radio One, Inc.” column in the condensed consolidating financial statements in each of the 2012 10-K and the First Quarter 10-Q although TV One is a non-guarantor subsidiary of the Company under its outstanding notes registered under the Securities Act of 1933; (ii) including Reach Media, Inc. (“Reach Media”) in the “Radio One, Inc.” column in the condensed consolidating financial statements in the 2012 10-K although Reach Media was a non-guarantor subsidiary for that reporting period; and (iii) after Reach Media became a guarantor under the Company’s outstanding registered notes on February 14, 2013, including Reach Media in the “Combined Guarantor Subsidiaries” column in the condensed consolidating financial statements in the First Quarter 10-Q and the comparative period in 2012 rather than a separate column for “non-wholly owned guarantor subsidiaries”. The Company is reviewing whether separate financial statements of Reach Media should have been included in the First Quarter 10-Q because it is not wholly owned by the Company. In consultation with the audit committee, management is currently evaluating the need to amend the previously filed financial statements in its 2012 10-K and First Quarter 2013 10-Q and the extent to which such financial statements may continue to be relied upon.  If these changes are required they would have no impact on the Company’s consolidated balance sheets, consolidated statements of operations, consolidated statements of changes in equity or consolidated statements of cash flows for any previously reported period.

ITEM 9.01.                      Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press release dated August 13, 2013: Radio One, Inc. Reports Second Quarter Results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Peter D. Thompson
August 14, 2013	Peter D. Thompson
Chief Financial Officer and Principal Accounting Officer